iShares®
iShares Trust
Supplement dated November 15, 2021 (the “Supplement”)
to the Summary Prospectus and Prospectus, dated December 1, 2020 and Statement of Additional Information (the “SAI”), dated December 1, 2020 (as revised January 14, 2021), for the iShares Exponential Technologies ETF (XT) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for each Fund.
The following changes for the Fund will be effective on or around December 20, 2021.
Change in the Fund’s “Principal Investment Strategies”
The first two paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund shall be deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the Morningstar® Exponential Technologies IndexSM (the “Underlying Index”), which measures the performance of equity securities issued by companies that the Equity Research team of Morningstar, Inc. (the “Index Provider” or “Morningstar”) has determined are positioned to experience meaningful economic benefits as a user or producer of promising technologies. Exponential technologies displace older technologies, create new markets and have the potential to effect significant economic impacts.
The Underlying Index is a subset of the Morningstar US Market Index and the Morningstar Global Markets ex‑US Index family (the “Parent Indexes”). The eligible universe of securities in the Underlying Index must be in the Morningstar Global Equity Index family and covered by Morningstar’s Equity Research analysts. The Morningstar analysts perform fundamental research in order to score companies within the eligible universe along a three-point scale based on exponential technology themes that Morningstar believes have the potential to have significant economic benefits to producers and users. As of October 25, 2021, Morningstar has identified nine exponential technology themes: big data and analytics, cloud computing, energy transition, fintech innovation, healthcare innovation, hyperconnectivity, nanotechnology, next gen transportation, and robotics. The themes are reviewed on an annual basis and may change over time. As a general matter, these themes focus on issuers that are either developing resources for others or are advanced in their own applications in the following areas: processing and capturing customer or other business-related data, and analyzing and leveraging that data to grow the business; making information and applications available on a scalable, on‑demand manner through the internet; working to abate global climate change and reduce greenhouse gases; searching for and acknowledging nontraditional emerging funding sources, platforms, currency, and stored and transferred value; unlocking the human genome; fueling rapid growth in connected devices and a need to push more data at faster transmission rates between users and devices; engineering and technology applications focused on manipulation of matter on an atomic, molecular or supramolecular level; replacing traditional human-operated, internal combustion engine-based vehicles; and engaging with the design, construction, operation, and application of robots.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled Morningstar® Exponential Technologies IndexSM on pages 42‑43 of the SAI shall be deleted in its entirety and replaced with the following:
Component Selection Criteria. Managers from Morningstar’s global Equity Research team identify technology themes with potential to have significant economic benefits to producers and users. As of October 25, 2021, nine exponential technology themes have been identified:

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Big Data and Analytics: Capabilities with data sets too large and complex to manipulate or interrogate with standard methods or tools. Related subthemes include Artificial Intelligence & Machine Learning and Bioinformatics.

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Cloud Computing: A paradigm shift from the legacy IT model whereby each element is accessed in a scalable, on‑demand manner through the internet. Relative subthemes include Infrastructure as a Service (IaaS) & Platform as a Service (PaaS) as well as Software as a Service (SaaS).

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Energy Transition: The quest to abate global climate change and reduce greenhouse gases has led to a surge of new energy technologies, investment, and innovation. Related subthemes include Carbon Capture Technologies, Energy Storage, Hydrogen, and Renewable Energy.

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Fintech Innovation: The search for and acknowledgement of nontraditional emerging funding sources, platforms, currency, and stored and transferred value. In some cases, traditional financial services companies are expanding their offerings with innovative, technology-enabled services to meet consumer preferences. On other cases, companies are building new platforms that could potentially transform the industry.

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Healthcare Innovation: Key advancements in unlocking the human genome have opened doors to paradigm shifts that will radically change the way we treat or prevent diseases. Related subthemes include Innovated Devices & Diagnostics and Innovative Therapies.

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Hyperconnectivity: This theme will fuel rapid growth in connected devices and a voracious need to push more data at faster transmission rates between users and devices. Related subthemes include 5G Connectivity, Cybersecurity, Internet of Things (IoT), and Non‑Cellular Connectivity.

•	Nanotechnology: The branch of technology that deals with dimensions and tolerances of less than 100 nanometers, especially the manipulation of individual atoms and molecules.
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Next Gen Transportation: Technologies replacing traditional human-operated, internal combustion engine-based vehicles. This includes a wide variety of applications like traditional light vehicles, public transportation vehicles, scooters/bikes, and drones, to name just a few. Related subthemes include Autonomous Driving Technologies and Electric Vehicles.

•	Robotics: The branch of technology that deals with the design, construction, operation, and application of robots.
Morningstar’s Equity Research analysts then score the companies included in Morningstar’s eligible universe from 0 to 2 based on each company’s exposure to the theme. Scores are then calibrated across individual analysts, sectors, and themes.
The eligible universe of securities in the Underlying Index must be in Morningstar’s Global Equity Index family and covered by Morningstar’s Equity Research analysts. A steering committee selects five leaders for each theme (whose scores are increased to 3). “Leaders” are defined as firms expected to have significant exposure to a given theme relative to other firms.
Companies with average three month trailing daily trading volume less than $2 million USD or aggregate float market capitalizations of $300 million USD or less are disqualified from entering the index. Companies that are current index constituents are eliminated if they have average three-month trading volume less than $1.5 million USD or aggregate float market capitalization of $200 million USD or less.
The ranking criteria are given below by descending order of (score 3) absolute preference:
1) Number of themes in which a constituent is a leader;
2) Number of themes in which a constituent scores “2;”
3) Number of themes in which a constituent scores “1;”
4) Existing constituents are given preference; and
5) Market capitalization, preferring smaller over larger.
Companies ranked in the top 200 are selected for the index.
Issue Changes. Securities are added or deleted from the Underlying Index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the Morningstar Index Rulebook. Morningstar makes no subjective determinations related to index composition.
Number of Components: approximately 200
Index Description. The Underlying Index measures the performance of equity securities issued by companies that the Equity Research team of Morningstar has determined are positioned to experience meaningful economic benefits as a user or producer of promising technologies. The Index Provider has identified nine exponential technology themes. The Underlying Index is equal weighted.
Index Maintenance. The Underlying Index is reconstituted and rebalanced annually and implemented after the close of business on the third Friday of December and is effective the following Monday. If Monday is a holiday, it is effective on the immediately following business day. The market data used for reconstitution and rebalance is as of the last trading day of October.
Index Availability. Morningstar Indexes are calculated continuously and are available from major data vendors.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
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